Exhibit 10.19

BLU-0098A2

AMENDMENT #2

This Amendment No. 2 (this "Second Amendment"), effective as of April 6, 2021, is entered into by and between Icahn School of Medicine at Mount Sinai, a New York not-for-profit education corporation, having a principal business address at One Gustave L. Levy Place, New York, NY 10029 ("Mount Sinai"), and Miromatrix Medical Inc., a Delaware corporation with a principal place of business at 10399 West 70th Street, Eden Prairie, MN 55344 ( "Miromatrix").

WHEREAS, Mount Sinai and Miromatrix entered into a Collaboration Agreement on October 19, 2015 (the "Agreement");

WHEREAS, Mount Sinai and Miromatrix entered into Amendment No. 1 to the Collaboration Agreement, effective as of April 27, 2016 (the "First Amendment");

WHEREAS, Mount Sinai and Miromatrix desire to enter into this Second Amendment;

WHEREAS, Mount Sinai and Miromatrix intend to amend certain terms of the Agreement, including extending the term of the Agreement and revising the clinical trial site arrangement;

NOW THEREFORE, in consideration of the mutual obligations in this Second Amendment and for other good consideration, the receipt and sufficiency of which are hereby acknowledged, Mount Sinai and Miromatrix hereby agree as follows:

1.	Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement.

2.	The expiration of the Term of the Agreement shall be extended to March 31, 2023.

3.	Section 1.3 of the Agreement shall be deleted in its entirety and hereby replaced with the following language:

1.3 In consideration of the contribution of Mount Sinai to the Research, in the event that Mount Sinai successfully executes the Statement of Work, Miromatrix agrees to give Mount Sinai the option to perform the next stage of studies for the Research. Miromatrix further agrees to give Mount Sinai the opportunity to be one of the initial sites for Miromatrix' first in-human kidney transplantation clinical trial under an agreement including commercially reasonable terms to be negotiated in good faith between the Parties.

4.	Except as specifically provided herein, the terms and provisions of the Agreement and the First Amendment shall remain unchanged and in full force and effect

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IN WITNESS WHEREOF, the Parties have executed this Second Amendment as of the date first above written.

ICAHN SCHOOL OF MEDICINE AT MOUNT SINAI

By:	/s/ Sybil Lombillo
Name:	Sybil Lombillo, PhD, JD
Title:	Managing Director

MIROMATRIX MEDICAL INC.

By:	/s/ Jeff Ross
Name:	Jeff Ross
Title:	Chief Executive Officer

Read & Acknowledged

By:	/s/ Sander S Florman
Sander S Florman

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